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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448

                          Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2013 through November 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Emerging
                         Markets Fund

--------------------------------------------------------------------------------
                         Annual Report | November 30, 2014
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A   PEMFX
                         Class C   PCEFX
                         Class R   PEMRX
                         Class Y   PYEFX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         24

Notes to Financial Statements                                                32

Report of Independent Registered Public Accounting Firm                      45

Approval of Investment Advisory Agreement                                    46

Trustees, Officers and Service Providers                                     51

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/14 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Emerging Markets Fund | Annual Report | 11/30/14 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management designed to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/14 3

Portfolio Management Discussion | 11/30/14

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets Fund, discuss the investment environment and the Fund's performance during the 12-month period ended November 30, 2014. Mr. Ratto, Head of Emerging Markets Investment Management at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a portfolio manager at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, Head of Emerging Market Equity Research, and a senior portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12-month period ended November 30, 2014?

A The Fund's Class A shares returned -6.88% at net asset value during the 12-month period ended November 30, 2014, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index (the MSCI Index)(1), returned 1.06%. During the same period, the average return of the 695 mutual funds in Lipper's Emerging Markets Funds category was 1.26%, and the average return of the 699 mutual funds in Morningstar's Diversified Emerging Markets Funds category was 1.41%.

Q Could you please review the performance of emerging markets stocks during the 12-month period ended November 30, 2014?

A Emerging markets stocks, as measured by the Fund's benchmark, the MSCI Index, finished the 12-month reporting period with a total return of 1.06%, but the modest gain belies the high levels of market volatility that characterized the period. When the Fund's fiscal year began in December 2013, the emerging markets were in the early stages of a downturn stemming from concerns about slowing economic growth in China and

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Fund | Annual Report | 11/30/14 the emerging conflict between Russia and the Ukraine. Additionally, speculation that the U.S. Federal Reserve System (the "Fed") might raise short-term interest rates sooner than expected sparked heavy outflows of investor cash from the emerging markets, leading to a sharp sell-off in the currencies of emerging nations.

    The concerns abated at the beginning of February, touching off a rally that continued through the end of September. During that time frame, investors displayed a hearty appetite for risk amid signs of stronger global economic growth and evidence of stabilization in China's economy. Further, the markets responded favorably to the improving outlook for reforms in key emerging nations such as Mexico, India, and China. The rally stalled late in the period, however, as emerging markets stocks were hit by sharply declining commodity prices and slower economic growth in Japan and continental Europe. The resulting downturn erased a large portion of the gains realized during the earlier February-through-September rally, causing the emerging markets to finish the 12-month period with a return well short of the nearly 9% gain generated by developed global markets (as measured by the MSCI World ND Index).

Q Which of your investment strategies or individual security selections had the greatest effect on the Fund's performance during the 12-month period ended November 30, 2014, either from a positive or negative standpoint?

A After outperforming the MSCI Index through the first six months of the period, weaker performance through the summer and autumn of 2014 caused the Fund to underperform its benchmark for the full 12-month period.

    The Fund's underperformance was partially the result of our country allocation decisions, with portfolio overweights in China and Russia playing a part. Individual stock selection results, however, were the primary driver of the Fund's performance shortfall relative to the MSCI Index during the period.

    From an individual security standpoint, the leading detractor from the Fund's relative performance was a position in Astaldi, an Italian construction firm that does significant business in the emerging markets. The Fund's position in TMK OAO, a Russian firm that supplies the oil & gas industry with steel and other infrastructure-related products, also lost ground during the period due to weakness in both oil prices and the Russian market as a whole. Other individual portfolio positions which detracted from the Fund's results during the period included China ITS, a leading technology solution and service provider in China's transport industry, Goodbaby International, a consumer discretionary company based in Hong Kong, and construction firm OHL Mexico.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/14 5

    Other detractors from benchmark-relative performance included the portfolio's allocation to mid-cap stocks, which underperformed the types of very large-cap stocks found in the MSCI Index amid the challenging investment environment that prevailed in the latter part of the period. As we saw during the period, mid- and smaller-cap companies tend to be more exposed to shifts in investor sentiment, but we also think they have above-average potential for longer-term outperformance, since they aren't as heavily followed by the global investment community.

    On the plus side, the Fund's underweight position in Korea was a positive for relative performance. Among individual holdings, the largest contributor to the Fund's performance during the period was a position in Tata Motors (India), which benefited from robust sales growth and the strong performance of the Indian market. Positions in the Brazilian consumer goods firm, Hypermarcas, and the Korean semiconductor equipment firm, WONIK IPS, also made strong contributions to the Fund's benchmark-relative results during the 12-month period.

Q Did you invest in any derivatives while managing the Fund during the 12-month period ended November 30, 2014? If so, did the derivative positions have any effect on the Fund's performance?

A A notable aspect of our investment strategy for the Fund is the use of derivatives in the form of currency forward contracts. Our goal in using derivatives isn't to add to the Fund's total return, but to attempt to "hedge" (or mitigate) the currency risks of certain portfolio positions. The use of currency forward contracts added modestly to the Fund's performance during the 12-month period, a time which featured above-average currency volatility in the emerging markets.

Q What is your outlook for the emerging markets heading into 2015, and how is the Fund's portfolio positioned in accordance with that outlook?

A We believe the emerging markets may represent a compelling investment opportunity going forward in the wake of their weak performance of the past 12 months. The asset class has underperformed the developed markets by a wide margin this year, which has depressed valuations and created the potential for a positive surprise if global economic growth comes in above expectations. At the same time, however, we also think that emerging markets investors will be better served by targeting company-specific opportunities
    - focusing on corporations with strong fundamentals, sustainable paths to growth, and intelligent allocation of capital - rather than taking a broad-based approach to the asset class.

6 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

    Our view is reflected in the Fund's current positioning, which varies considerably from that of the MSCI Index benchmark. For example, the Fund held a significant overweight in China relative to the benchmark at the close of the 12-month period. We believe China's stock market should benefit as the reform process in the country gains momentum, and headline economic growth holds near the current level of about 7%. At the close of the period, Huaneng Renewables and China Conch Venture Holdings were the Fund's two largest positions in China. We are also optimistic on the outlook for India, where the prospects for meaningful reforms could lead to stronger economic growth in the years ahead. We see potential opportunities in both Indonesia and Turkey as well.

    On the other side of the ledger, we have established portfolio underweights in some of the major benchmark components that we think could be vulnerable to continued headwinds: Russia (moved from overweight to underweight by the end of the period), Brazil, South Africa and South Korea. With regard to Russia, we believe the combination of falling oil prices and economic sanctions from the West as a result of the aggression in the Ukraine represent enormous pressures on both the ruble and the Russian economy as a whole. The country's stock market features exceptionally low valuations, but we still don't think the potential rewards outweigh the risks. We are also skeptical on Brazil, which appears headed for a recession. While we aren't as concerned as many other investors about the populist policies of President Dilma Rousseff, we do believe the country is burdened by falling oil prices and the need for massive infrastructure investment. Lastly, the portfolio is also underweight in South Africa, where growth has stagnated, and in South Korea, which is vulnerable to the weakness of the Japanese yen. While the portfolio continues to have weightings in those countries, our investments are focused on individual companies whose stock prices may benefit from specific growth drivers.

    We continue to hold a portfolio weighting in smaller "frontier" markets that aren't represented in the benchmark. These include allocations to Egypt, Qatar, United Arab Emirates, Kenya and Nigeria. The weighting in the frontier markets does not represent a "top-down" call on those markets; instead, it reflects our favorable bottom-up view of the portfolio's individual investments, such as the Egyptian company Global Telecom Holding. While we continue to look for opportunities in that segment of the emerging markets asset class, we haven't added significantly to the Fund's positions in recent months since the frontier markets, as a group, tend to have above-average sensitivity to oil prices.

    In terms of sector weights, the Fund's largest underweight relative to the MSCI Index is in consumer staples. We continue to like select opportunities in the group - including the Brazilian meat producer Mafrig Global

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/14 7

    Foods, a company that we believe stands to benefit from increasing global demand for protein - but we also think the sector as a whole is too richly valued in relation to its modest growth. The Fund is also underweight in financials, information technology, and energy. Conversely, the Fund is overweight in the industrials, consumer discretionary, and materials sectors. Within the industrials sector, we are finding what we believe are some of the most compelling stock-specific opportunities in both airline and infrastructure-related companies.

    Overall, we believe our bottom-up approach, highlighted by our emphasis on fundamentals and valuations, has helped us to construct a portfolio of higher-quality companies that are positioned for potentially solid performance.

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located within a specific region, and is, therefore, more susceptible to adverse developments affecting those regions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

8 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

Portfolio Summary | 11/30/14

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                                               20.1%
Financials                                                                15.6%
Information Technology                                                    14.5%
Materials                                                                 12.1%
Consumer Staples                                                          11.7%
Consumer Discretionary                                                     6.9%
Utilities                                                                  5.8%
Telecommunication Services                                                 5.5%
Energy                                                                     5.2%
Health Care                                                                2.6%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

China                                                                     27.0%
Brazil                                                                    10.4%
Russia                                                                     9.7%
South Korea                                                                6.7%
Mexico                                                                     6.2%
Egypt                                                                      5.5%
Italy                                                                      5.1%
Australia                                                                  4.7%
Philippines                                                                3.9%
United Arab Emirates                                                       3.6%
Republic of Georgia                                                        3.1%
India                                                                      2.9%
Austria                                                                    2.8%
Kenya                                                                      1.8%
Saudi Arabia                                                               1.5%
Nigeria                                                                    1.1%
Hong Kong                                                                  1.0%
Taiwan                                                                     1.0%
Other (individually less than 1.0%)                                        2.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. PhosAgro OAO (G.D.R.)                                                 6.56%
--------------------------------------------------------------------------------
 2. Huaneng Renewables Corp., Ltd.                                        5.84
--------------------------------------------------------------------------------
 3. Tupy SA                                                               5.74
--------------------------------------------------------------------------------
 4. Wonik IPS Co., Ltd.                                                   5.73
--------------------------------------------------------------------------------
 5. China Conch Venture Holdings, Ltd.                                    5.68
--------------------------------------------------------------------------------
 6. Goodbaby International Holdings, Ltd.                                 5.68
--------------------------------------------------------------------------------
 7. China ITS Holdings Co., Ltd.                                          5.37
--------------------------------------------------------------------------------
 8. Astaldi S.p.A.                                                        5.07
--------------------------------------------------------------------------------
 9. Global Telecom Holding SAE (G.D.R.)                                   4.99
--------------------------------------------------------------------------------
10. MMG, Ltd.                                                             4.73
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/14 9

Prices and Distributions | 11/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                 11/30/14                   11/30/13
--------------------------------------------------------------------------------
           A                    $20.92                     $24.06
--------------------------------------------------------------------------------
           C                    $17.35                     $20.32
--------------------------------------------------------------------------------
           R                    $20.02                     $23.11
--------------------------------------------------------------------------------
           Y                    $23.06                     $26.38
--------------------------------------------------------------------------------

Distributions per Share: 12/1/13-11/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term              Long-Term
         Class            Income           Capital Gains          Capital Gains
--------------------------------------------------------------------------------
           A              $0.0830             $0.0685                $1.3463
--------------------------------------------------------------------------------
           C              $    --             $0.0685                $1.3463
--------------------------------------------------------------------------------
           R              $0.0447             $0.0685                $1.3463
--------------------------------------------------------------------------------
           Y              $0.2344             $0.0685                $1.3463
--------------------------------------------------------------------------------

The MSCI Emerging Markets ND Index is an unmanaged index that measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

Performance Update | 11/30/14                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2014)
--------------------------------------------------------------------------------
             Net         Public      MSCI
             Asset       Offering    Emerging
             Value       Price       Markets
Period       (NAV)       (POP)       ND Index
--------------------------------------------------------------------------------
10 Years      5.86%        5.23%     9.45%
5 Years      -1.83        -2.99      3.54
1 Year       -6.88       -12.24      1.06
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
              1.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Emerging       MSCI Emerging
                      Markets Fund           Markets ND Index
11/30/2004            $  9,425               $ 10,000
11/30/2005            $ 12,802               $ 13,260
11/30/2006            $ 17,519               $ 17,762
11/30/2007            $ 25,758               $ 25,782
11/30/2008            $  9,812               $ 11,201
11/30/2009            $ 18,264               $ 20,734
11/30/2010            $ 20,610               $ 23,915
11/30/2011            $ 17,016               $ 21,156
11/30/2012            $ 17,197               $ 23,558
11/30/2013            $ 17,882               $ 24,420
11/30/2014            $ 16,652               $ 24,678

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 11

Performance Update | 11/30/14                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2014)
--------------------------------------------------------------------------------
                                     MSCI
                                     Emerging
             If          If          Markets
Period       Held        Redeemed    ND Index
--------------------------------------------------------------------------------
10 Years      5.02%       5.02%       9.45%
5 Years      -2.63       -2.63        3.54
1 Year       -7.69       -7.69        1.06
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
              2.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Emerging       MSCI Emerging
                      Markets Fund           Markets ND Index
11/30/2004            $ 10,000               $ 10,000
11/30/2005            $ 13,495               $ 13,260
11/30/2006            $ 18,319               $ 17,762
11/30/2007            $ 26,734               $ 25,782
11/30/2008            $ 10,103               $ 11,201
11/30/2009            $ 18,640               $ 20,734
11/30/2010            $ 20,860               $ 23,915
11/30/2011            $ 17,097               $ 21,156
11/30/2012            $ 17,137               $ 23,558
11/30/2013            $ 17,676               $ 24,420
11/30/2014            $ 16,317               $ 24,678

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

Performance Update | 11/30/14                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2014)
--------------------------------------------------------------------------------
                                     MSCI
                                     Emerging
             If          If          Markets
Period       Held        Redeemed    ND Index
--------------------------------------------------------------------------------
10 Years      5.62%       5.62%       9.45%
5 Years      -2.03       -2.03        3.54
1 Year       -7.10       -7.10        1.06
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             2.08%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Emerging       MSCI Emerging
                      Markets Fund           Markets ND Index
11/30/2004            $ 10,000               $ 10,000
11/30/2005            $ 13,553               $ 13,260
11/30/2006            $ 18,472               $ 17,762
11/30/2007            $ 27,107               $ 25,782
11/30/2008            $ 10,304               $ 11,201
11/30/2009            $ 19,135               $ 20,734
11/30/2010            $ 21,562               $ 23,915
11/30/2011            $ 17,762               $ 21,156
11/30/2012            $ 17,903               $ 23,558
11/30/2013            $ 18,594               $ 24,420
11/30/2014            $ 17,273               $ 24,678

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 13

Performance Update | 11/30/14                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2014)
--------------------------------------------------------------------------------
                                     MSCI
                                     Emerging
             If           If         Markets
Period       Held         Redeemed   ND Index
--------------------------------------------------------------------------------
10 Years      6.44%        6.44%      9.45%
5 Years      -1.30        -1.30       3.54
1 Year       -6.41        -6.41       1.06
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
              1.33%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Emerging       MSCI Emerging
                      Markets Fund           Markets ND Index
11/30/2004            $  5,000,000           $  5,000,000
11/30/2005            $  6,838,525           $  6,629,857
11/30/2006            $  9,409,931           $  8,880,877
11/30/2007            $ 13,903,216           $ 12,890,824
11/30/2008            $  5,323,239           $  5,600,261
11/30/2009            $  9,963,763           $ 10,367,038
11/30/2010            $ 11,297,961           $ 11,957,377
11/30/2011            $  9,382,223           $ 10,577,948
11/30/2012            $  9,533,460           $ 11,778,941
11/30/2013            $  9,974,447           $ 12,209,944
11/30/2014            $  9,335,100           $ 12,338,837

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

Comparing Ongoing Fund Expenses

As  a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on actual returns from June 1, 2014 through November 30, 2014.

--------------------------------------------------------------------------------
Share Class                         A            C            R            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 6/1/14
--------------------------------------------------------------------------------
Ending Account Value            $  908.31    $  904.38    $  907.58    $  910.59
(after expenses)
on 11/30/14
--------------------------------------------------------------------------------
Expenses Paid                   $    9.38    $   13.37    $   10.42    $    6.71
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.96%, 2.80%, 2.18% and 1.40% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2014 through November 30, 2014.

--------------------------------------------------------------------------------
Share Class                         A            C            R            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 6/1/14
--------------------------------------------------------------------------------
Ending Account Value            $1,015.24    $1,011.03    $1,014.14    $1,018.05
(after expenses)
on 11/30/14
--------------------------------------------------------------------------------
Expenses Paid                   $    9.90    $   14.12    $   11.01    $    7.08
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.96%, 2.80%, 2.18% and 1.40% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

Schedule of Investments | 11/30/14

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
               PREFERRED STOCK -- 0.0%+
               ENERGY -- 0.0%+
               Integrated Oil & Gas -- 0.0%+
       2,301   Petroleo Brasileiro SA                               $     11,793
--------------------------------------------------------------------------------
               TOTAL PREFERRED STOCK
               (Cost $15,997)                                       $     11,793
--------------------------------------------------------------------------------
               COMMON STOCKS -- 96.5%
               ENERGY -- 5.1%
               Oil & Gas Equipment & Services -- 3.3%
   1,395,000   Hilong Holding, Ltd.                                 $    421,065
   1,175,947   TMK OAO (G.D.R.)                                        5,934,779
                                                                    ------------
                                                                    $  6,355,844
--------------------------------------------------------------------------------
               Oil & Gas Refining & Marketing -- 1.8%
  33,237,504   KenolKobil, Ltd. Group                               $  3,448,500
                                                                    ------------
               Total Energy                                         $  9,804,344
--------------------------------------------------------------------------------
               MATERIALS -- 11.9%
               Fertilizers & Agricultural Chemicals -- 6.5%
   1,119,333   PhosAgro OAO (G.D.R.)                                $ 12,417,871
--------------------------------------------------------------------------------
               Metal & Glass Containers -- 0.8%
     368,424   Nampak, Ltd.                                         $  1,484,868
--------------------------------------------------------------------------------
               Diversified Metals & Mining -- 4.6%
  25,912,000   MMG, Ltd.*                                           $  8,947,994
                                                                    ------------
               Total Materials                                      $ 22,850,733
--------------------------------------------------------------------------------
               CAPITAL GOODS -- 12.1%
               Construction & Engineering -- 5.5%
   1,436,050   Astaldi S.p.A.                                       $  9,591,721
     726,831   Empresas ICA SAB de CV*                                 1,070,975
                                                                    ------------
                                                                    $ 10,662,696
--------------------------------------------------------------------------------
               Industrial Machinery -- 5.6%
   5,156,500   China Conch Venture Holdings, Ltd.*                  $ 10,737,229
--------------------------------------------------------------------------------
               Trading Companies & Distributors -- 1.0%
   2,062,000   Noble Group, Ltd.                                    $  1,932,934
                                                                    ------------
               Total Capital Goods                                  $ 23,332,859
--------------------------------------------------------------------------------
               TRANSPORTATION -- 6.9%
               Air Freight & Logistics -- 0.3%
     699,686   Aramex PJSC                                          $    592,507
--------------------------------------------------------------------------------
               Airlines -- 2.1%
   9,950,663   Air Arabia PJSC                                      $  4,002,694
--------------------------------------------------------------------------------
               Highways & Railtracks -- 4.5%
   3,830,127   OHL Mexico SAB de CV*                                $  8,769,811
                                                                    ------------
               Total Transportation                                 $ 13,365,012
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 17

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 7.7%
               Auto Parts & Equipment -- 5.7%
   1,571,458   Tupy SA                                              $ 10,864,885
--------------------------------------------------------------------------------
               Automobile Manufacturers -- 2.0%
     721,907   Tata Motors, Ltd.                                    $  3,927,705
                                                                    ------------
               Total Automobiles & Components                       $ 14,792,590
--------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 5.6%
               Leisure Products -- 5.6%
  27,580,000   Goodbaby International Holdings, Ltd.                $ 10,736,732
                                                                    ------------
               Total Consumer Durables & Apparel                    $ 10,736,732
--------------------------------------------------------------------------------
               CONSUMER SERVICES -- 0.0%+
               Casinos & Gaming -- 0.0%+
         393   NagaCorp, Ltd.                                       $        315
                                                                    ------------
               Total Consumer Services                              $        315
--------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 4.5%
               Packaged Foods & Meats -- 4.5%
   1,048,287   Flour Mills of Nigeria Plc                           $    295,904
   3,341,232   Marfrig Global Foods SA*                                8,477,277
                                                                    ------------
                                                                    $  8,773,181
                                                                    ------------
               Total Food, Beverage & Tobacco                       $  8,773,181
--------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY &
               LIFE SCIENCES -- 0.6%
               Pharmaceuticals -- 0.6%
      35,343   Hikma Pharmaceuticals Plc                            $  1,082,011
                                                                    ------------
               Total Pharmaceuticals, Biotechnology &
               Life Sciences                                        $  1,082,011
--------------------------------------------------------------------------------
               BANKS -- 13.6%
               Diversified Banks -- 13.6%
   2,186,000   China Construction Bank Corp.                        $  1,653,846
       6,909   Credicorp, Ltd.                                         1,144,545
     193,288   Erste Group Bank AG                                     5,220,319
      54,303   ICICI Bank, Ltd.                                        1,533,150
   2,093,000   Industrial & Commercial Bank of China, Ltd.             1,413,191
         415   Mega Financial Holding Co., Ltd.                              337
   4,099,959   Philippine National Bank*                               7,411,287
     423,220   TBC Bank JSC (G.D.R.)*                                  5,920,778
  63,961,987   United Bank for Africa Plc                              1,837,720
                                                                    ------------
                                                                    $ 26,135,173
                                                                    ------------
               Total Banks                                          $ 26,135,173
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 1.7%
               Consumer Finance -- 0.6%
     452,685   Credito Real SAB de CV                               $  1,171,282
--------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.1%
     980,800   Haitong Securities Co., Ltd.                         $  2,083,743
                                                                    ------------
               Total Diversified Financials                         $  3,255,025
--------------------------------------------------------------------------------
               REAL ESTATE -- 1.5%
               Diversified REIT -- 0.4%
     446,040   Mexico Real Estate Management SA de CV               $    792,273
--------------------------------------------------------------------------------
               Real Estate Development -- 1.1%
     715,124   Emaar Properties PJSC                                $  2,126,639
                                                                    ------------
               Total Real Estate                                    $  2,918,912
--------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 6.7%
               Internet Software & Services -- 1.4%
     272,368   ChinaCache International Holdings, Ltd. (A.D.R.)*    $  2,761,812
--------------------------------------------------------------------------------
               IT Consulting & Other Services -- 5.3%
  68,546,000   China ITS Holdings Co., Ltd.                         $ 10,166,717
                                                                    ------------
               Total Software & Services                            $ 12,928,529
--------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
               Electronic Manufacturing Services -- 1.0%
     608,681   Hon Hai Precision Industry Co., Ltd.                 $  1,901,060
                                                                    ------------
               Total Technology Hardware & Equipment                $  1,901,060
--------------------------------------------------------------------------------
               SEMICONDUCTORS &
               SEMICONDUCTOR EQUIPMENT -- 6.5%
               Semiconductor Equipment -- 5.6%
     861,186   Wonik IPS Co., Ltd.*                                 $ 10,844,714
--------------------------------------------------------------------------------
               Semiconductors -- 0.9%
      41,064   SK Hynix, Inc.                                       $  1,774,543
                                                                    ------------
               Total Semiconductors &
               Semiconductor Equipment                              $ 12,619,257
--------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 5.4%
               Wireless Telecommunication Services -- 5.4%
   3,233,881   Global Telecom Holding SAE (G.D.R.)*                 $  9,431,232
   1,647,260   Global Telecom Holding SAE*                               979,134
                                                                    ------------
                                                                    $ 10,410,366
                                                                    ------------
               Total Telecommunication Services                     $ 10,410,366
--------------------------------------------------------------------------------
               UTILITIES -- 5.7%
               Renewable Electricity -- 5.7%
  30,426,000   Huaneng Renewables Corp., Ltd.*                      $ 11,051,828
                                                                    ------------
               Total Utilities                                      $ 11,051,828
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $202,381,341)                                  $185,957,927
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 19

--------------------------------------------------------------------------------
Principal
Amount($)                                                           Value
--------------------------------------------------------------------------------
               CORPORATE BONDS -- 0.2%
               HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
               Personal Products -- 0.2%
BRL  562,000   Hypermarcas SA, 11.3%, 10/15/18 (c)                  $    110,109
BRL  562,000   Hypermarcas SA, 3.0%, 10/15/15 (c)                        280,401
                                                                    ------------
                                                                    $    390,510
                                                                    ------------
               Total Household & Personal Products                  $    390,510
--------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS
               (Cost $569,729)                                      $    390,510
--------------------------------------------------------------------------------
               Equity Linked Notes - 1.5%
               Retailing - 0.5%
               Apparel Retail - 0.5%
      36,809   Fawaz Abdulaziz Alhokair & Co.                       $    963,676
                                                                    ------------
               Total Retailing                                      $    963,676
--------------------------------------------------------------------------------
               Health Care Equipment & Services - 1.0%
               Health Care Facilities - 1.0%
      55,829   Al Mouwasat Medical Services                         $  1,852,140
                                                                    ------------
               Total Health Care Equipment & Services               $  1,852,140
--------------------------------------------------------------------------------
               TOTAL EQUITY LINKED NOTES
               (Cost $1,952,402)                                    $  2,815,816
--------------------------------------------------------------------------------
               RIGHTS / WARRANTS - 0.0%
               Household & Personal Products - 0.0%+
               Personal Products - 0.0%+
         562   Hypermarcas SA, 10/15/15 (c)                         $          -
                                                                    ------------
               Total Household & Personal Products                  $          -
--------------------------------------------------------------------------------
               TOTAL RIGHTS / WARRANTS
               (Cost $ -)                                           $          -
--------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 98.2%
               (Cost $204,919,469) (a)(b)                           $189,176,046
--------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 1.8%                   $  3,453,486
--------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                           $192,629,532
================================================================================

+         Amount rounds to less than 0.1%.

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(G.D.R.)  Global Depositary Receipts.

REIT      Real Estate Investment Trust.



The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

(a) At November 30, 2014, the net unrealized depreciation on investments based on cost for federal income tax purposes of $206,454,269 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                           $ 7,662,014

          Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value                            (24,940,237)
                                                                                ------------
          Net unrealized depreciation                                           $(17,278,223)
                                                                                ============

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

          China                                                                     27.0%
          Brazil                                                                    10.4
          Russia                                                                     9.7
          South Korea                                                                6.7
          Mexico                                                                     6.2
          Egypt                                                                      5.5
          Italy                                                                      5.1
          Australia                                                                  4.7
          Philippines                                                                3.9
          United Arab Emirates                                                       3.6
          Republic of Georgia                                                        3.1
          India                                                                      2.9
          Austria                                                                    2.8
          Kenya                                                                      1.8
          Saudi Arabia                                                               1.5
          Nigeria                                                                    1.1
          Hong Kong                                                                  1.0
          Taiwan                                                                     1.0
          Other (individually less than 1.0%)                                        2.0
                                                                                   -----
                                                                                   100.0%
                                                                                   =====

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2014 aggregated $326,388,260 and $378,789,555, respectively.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

          BRL   Brazilian Real

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 21

The following is a summary of the inputs used as of November 30, 2014, in valuing the Funds's investments:

---------------------------------------------------------------------------------------------
                                Level 1         Level 2           Level 3       Total
---------------------------------------------------------------------------------------------
Preferred Stocks                $       11,793  $            --   $         --  $     11,793
Common Stocks (U.S.)                        --               --             --            --
Common Stocks (Foreign)*
  Capital Goods
    Construction & Engineering       1,070,975        9,591,721             --    10,662,696
  Transportation
    Highways & Railtracks            8,769,811               --             --     8,769,811
  Automobiles & Components
    Auto Parts & Equipment          10,864,885               --             --    10,864,885
  Food, Beverage & Tobacco
    Packaged Foods & Meats           8,773,181               --             --     8,773,181
  Banks
    Diversified Banks                2,982,265       23,152,908             --    26,135,173
  Diversified Financials
    Consumer Finance                 1,171,282               --             --     1,171,282
  Real Estate
    Diversified REIT                   792,273               --             --       792,273
  Software & Services
    Internet Software
       & Services                    2,761,812               --             --     2,761,812
  All Other Common
    Stocks (Foreign)*                       --      116,026,814             --   116,026,814
Corporate Bonds                             --               --        390,510       390,510
Equity Linked Notes                         --        2,815,816             --     2,815,816
Rights/Warrants                             --               --             --**          --
---------------------------------------------------------------------------------------------
Total                           $   37,198,277  $   151,587,259   $    390,510  $189,176,046
=============================================================================================
Other Financial Instruments
Net unrealized appreciation
  Forward Foreign
  Currency Contracts            $           --  $     2,974,284   $         --  $  2,974,284
Net unrealized depreciation
  Forward Foreign
  Currency Contracts                        --       (1,115,976)            --    (1,115,976)
---------------------------------------------------------------------------------------------
Total                           $           --  $     1,858,308   $         --  $  1,858,308
=============================================================================================

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**  Security is valued at $0.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of November 30, 2014.

---------------------------------------------------------------------------------------------
                                Level 1         Level 2           Level 3       Total
---------------------------------------------------------------------------------------------
Assets:
Foreign currencies at value     $          --   $     1,127,565   $        --   $  1,127,565
Cash with broker                           --           450,000            --        450,000
---------------------------------------------------------------------------------------------
Total                           $          --   $     1,577,565   $        --   $  1,577,565
=============================================================================================

-------------------------------------------------------------------------------------
                                                     Corporate  Rights/
                                                     Bonds      Warrants    Total
-------------------------------------------------------------------------------------
Balance as of 11/30/13                               $390,659   $   --***   $390,659
Realized gain (loss)(1)                                    --       --            --
Change in unrealized appreciation (depreciation)(2)      (149)      --          (149)
Purchases                                                  --       --            --
Sales                                                      --       --            --
Transfers in and out of Level 3**                          --       --            --
-------------------------------------------------------------------------------------
Balance as of 11/30/14                               $390,510   $   --***   $390,510
=====================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the year ended November 30, 2014, there were no transfers between Levels 1, 2 and 3.

***  Security is valued at $0.

    Net change in unrealized depreciation of Level 3 investments
    still held and considered Level 3 as of 11/30/14                      $(149)
                                                                          ------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 23

Statement of Assets and Liabilities | 11/30/14

ASSETS:
  Investment in securities, at value (cost $204,919,469)                 $189,176,046
  Foreign currencies, at value (cost $1,254,236)                            1,127,565
  Cash with broker                                                            450,000
  Receivables --
     Investment securities sold                                             2,895,806
     Fund shares sold                                                         119,541
     Dividends                                                                 69,492
     Interest                                                                  90,135
     Due to Pioneer Investment Management, Inc.                                16,094
  Net unrealized appreciation on forward foreign currency contracts         2,974,284
  Prepaid expenses                                                             14,142
--------------------------------------------------------------------------------------
        Total assets                                                     $196,933,105
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                     $  1,904,953
     Fund shares repurchased                                                  215,551
     Trustee fees                                                               1,151
  Net unrealized depreciation on forward foreign currency contracts         1,115,976
  Due to custodian                                                            757,074
  Due to affiliates                                                           156,790
  Accrued expenses                                                            152,078
--------------------------------------------------------------------------------------
        Total liabilities                                                $  4,303,573
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $204,216,870
  Undistributed net investment income                                       1,685,091
  Accumulated net realized gain on investments and foreign
     currency transactions                                                    760,241
  Net unrealized depreciation on investments                              (15,743,423)
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies         1,710,753
--------------------------------------------------------------------------------------
        Total net assets                                                 $192,629,532
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $104,251,216/4,982,267 shares)                       $      20.92
  Class C (based on $18,801,005/1,083,352 shares)                        $      17.35
  Class R (based on $33,742,313/1,685,050 shares)                        $      20.02
  Class Y (based on $35,834,998/1,553,687 shares)                        $      23.06
MAXIMUM OFFERING PRICE:
  Class A ($20.92 (divided by) 94.25%)                                   $      22.20
======================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

Statement of Operations

For the Year Ended 11/30/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $509,099)      $   4,180,680
  Interest (net of foreign taxes withheld of $4,156)                20,492
-------------------------------------------------------------------------------------------
        Total investment income                                              $   4,201,172
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $   2,613,270
  Transfer agent fees
     Class A                                                       253,242
     Class B*                                                       32,858
     Class C                                                        41,732
     Class R                                                        13,773
     Class Y                                                         1,763
  Distribution fees
     Class A                                                       293,101
     Class B*                                                       33,345
     Class C                                                       215,835
     Class R                                                       186,506
  Shareholder communications expense                               393,211
  Administrative reimbursements                                     94,779
  Custodian fees                                                   315,252
  Registration fees                                                 86,457
  Professional fees                                                 72,414
  Printing expense                                                  50,383
  Fees and expenses of nonaffiliated Trustees                        7,547
  Miscellaneous                                                     35,868
-------------------------------------------------------------------------------------------
     Total operating expenses                                                $   4,741,336
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                    (127,216)
-------------------------------------------------------------------------------------------
     Net operating expenses                                                  $   4,614,120
-------------------------------------------------------------------------------------------
        Interest expense                                                     $      13,780
-------------------------------------------------------------------------------------------
     Net operating expenses and interest expense                             $   4,627,900
-------------------------------------------------------------------------------------------
        Net investment loss                                                  $    (426,728)
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                             $  16,495,729
     Futures contracts                                            (897,646)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        2,375,279   $  17,973,362
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                             $ (34,701,238)
     Futures contracts                                            (136,305)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        1,425,259   $ (33,412,284)
-------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                  $ (15,438,922)
-------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                       $ (15,865,650)
===========================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 25

Statement of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                          Year Ended      Year Ended
                                                          11/30/14        11/30/13
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                              $    (426,728)  $   1,504,415
Net realized gain on investments, futures and
  foreign currency transactions                              17,973,362      11,265,739
Change in net unrealized appreciation (depreciation) on
  investments, futures and foreign currency transactions    (33,412,284)     (2,243,234)
----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
         from operations                                  $ (15,865,650)  $  10,526,920
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.08 and $0.11 per share, respectively)    $    (431,205)  $    (685,408)
     Class B ($0.00 and $0.00 per share, respectively)               --              --
     Class C ($0.00 and $0.00 per share, respectively)               --              --
     Class R ($0.04 and $0.05 per share, respectively)          (75,638)       (108,507)
     Class Y ($0.23 and $0.26 per share, respectively)         (625,797)       (633,179)
Net realized gain:
     Class A ($1.41 and $0.00 per share, respectively)    $  (6,634,747)  $          --
     Class C ($1.41 and $0.00 per share, respectively)       (1,428,685)             --
     Class R ($1.41 and $0.00 per share, respectively)       (2,225,299)             --
     Class Y ($1.41 and $0.00 per share, respectively)       (2,182,355)             --
----------------------------------------------------------------------------------------
         Total distributions to shareowners               $ (13,603,726)  $  (1,427,094)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares              $  43,024,350   $  35,849,596
Reinvestment of distributions                                10,779,347         903,040
Cost of shares repurchased                                  (91,794,508)    (88,353,595)
----------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
        Fund share transactions                           $ (37,990,811)  $ (51,600,959)
----------------------------------------------------------------------------------------
     Net decrease in net assets                           $ (67,460,187)  $ (42,501,133)
NET ASSETS:
Beginning of year                                           260,089,719     302,590,852
----------------------------------------------------------------------------------------
End of year                                               $ 192,629,532   $ 260,089,719
----------------------------------------------------------------------------------------
Undistributed net investment income                       $   1,685,091   $     821,412
========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

-----------------------------------------------------------------------------------------
                                '14 Shares   '14 Amount       '13 Shares   '13 Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                        858,627   $  20,595,749       657,279   $  15,350,399
Reinvestment of distributions      323,034       6,840,755        27,021         653,631
Less shares repurchased         (1,476,763)    (34,932,370)   (2,034,816)    (47,599,413)
-----------------------------------------------------------------------------------------
     Net decrease                 (295,102)  $  (7,495,866)   (1,350,516)  $ (31,595,383)
=========================================================================================
Class B*
Shares sold or exchanged             1,362   $      26,579         8,477   $     164,076
Reinvestment of distributions           --               4            --              --
Less shares repurchased           (221,522)     (4,293,299)     (136,642)     (2,690,404)
-----------------------------------------------------------------------------------------
     Net decrease                 (220,160)  $  (4,266,716)     (128,165)  $  (2,526,328)
=========================================================================================
Class C
Shares sold                        164,488   $   3,285,936       154,061   $   3,043,237
Reinvestment of distributions       70,644       1,232,034            --              --
Less shares repurchased           (323,820)     (6,429,162)     (493,580)     (9,702,234)
-----------------------------------------------------------------------------------------
     Net decrease                  (88,688)  $  (1,911,192)     (339,519)  $  (6,658,997)
=========================================================================================
Class R
Shares sold                        217,792   $   4,938,472       327,655   $   7,254,740
Reinvestment of distributions      109,966       2,222,268         4,517         105,117
Less shares repurchased           (338,406)     (7,674,471)     (834,006)    (18,736,506)
-----------------------------------------------------------------------------------------
     Net decrease                  (10,648)  $    (513,731)     (501,834)  $ (11,376,649)
=========================================================================================
Class Y
Shares sold                        550,327   $  14,177,614       395,295   $  10,037,144
Reinvestment of distributions       20,516         484,286         5,472         144,292
Less shares repurchased         (1,506,460)    (38,465,206)     (382,191)     (9,625,038)
-----------------------------------------------------------------------------------------
     Net increase (decrease)      (935,617)  $ (23,803,306)       18,576   $     556,398
=========================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 27

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                   Year        Year       Year        Year         Year
                                                                   Ended       Ended      Ended       Ended        Ended
                                                                   11/30/14    11/30/13   11/30/12    11/30/11     11/30/10
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $  24.06    $  23.24   $   23.10   $   29.42    $  26.11
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  (0.04)   $   0.14   $    0.13   $    0.18    $   0.03
   Net realized and unrealized gain (loss) on investments             (1.61)       0.79        0.11       (5.35)       3.32
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  (1.65)   $   0.93   $    0.24   $   (5.17)   $   3.35
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           $  (0.08)   $  (0.11)  $      --   $      --    $  (0.04)
   Net realized gain                                                  (1.41)         --       (0.10)      (1.15)         --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (1.49)   $  (0.11)  $   (0.10)  $   (1.15)   $  (0.04)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (3.14)   $   0.82   $    0.14   $   (6.32)   $   3.31
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  20.92    $  24.06   $   23.24   $   23.10    $  29.42
============================================================================================================================
Total return*                                                         (6.88)%      3.98%       1.06%     (17.44)%     12.85%
Ratio of net expenses plus interest expense to average net assets      1.96%       1.95%       1.95%       1.95%       1.94%
Ratio of net investment income (loss) to average net assets (a)       (0.19)%      0.55%       0.53%       0.58%       0.09%
Portfolio turnover rate                                                 141%         77%        160%        191%         91%
Net assets, end of period (in thousands)                           $104,251    $126,981   $ 154,064   $ 207,935    $339,834
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense to average net assets (a)      2.04%       1.96%       2.03%       1.95%       1.94%
   Net investment income (loss) to average net assets                 (0.26)%      0.54%       0.45%       0.58%       0.09%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.01%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

-----------------------------------------------------------------------------------------------------------------------------
                                                                   Year        Year        Year        Year        Year
                                                                   Ended       Ended       Ended       Ended       Ended
                                                                   11/30/14    11/30/13    11/30/12    11/30/11    11/30/10
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $  20.32    $  19.70    $  19.76    $  25.56    $  22.84
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  (0.22)   $  (0.04)   $  (0.06)   $  (0.05)   $  (0.17)
   Net realized and unrealized gain (loss) on investments             (1.34)       0.66        0.10       (4.60)       2.89
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  (1.56)   $   0.62    $   0.04    $  (4.65)   $   2.72
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           $     --    $     --    $     --    $     --    $     --
   Net realized gain                                                  (1.41)         --       (0.10)      (1.15)         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (1.41)   $     --    $  (0.10)   $  (1.15)   $     --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (2.97)   $   0.62    $  (0.06)   $  (5.80)   $   2.72
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  17.35    $  20.32    $  19.70    $  19.76    $  25.56
=============================================================================================================================
Total return*                                                         (7.69)%      3.15%       0.23%     (18.04)%     11.91%
Ratio of net expenses plus interest expense to average net assets      2.80%       2.78%       2.75%       2.73%       2.76%
Ratio of net investment income (loss) to average net assets (a)       (1.02)%     (0.27)%     (0.25)%     (0.20)%     (0.70)%
Portfolio turnover rate                                                 141%         77%        160%        191%         91%
Net assets, end of period (in thousands)                           $ 18,801    $ 23,810    $ 29,771    $ 37,324    $ 60,809
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense to average net assets (a)      2.80%       2.78%       2.75%       2.73%       2.76%
   Net investment income (loss) to average net assets                 (1.02)%     (0.27)%     (0.25)%     (0.20)%     (0.70)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.01%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 29

-------------------------------------------------------------------------------------------------------------------------
                                                                   Year       Year      Year       Year        Year
                                                                   Ended      Ended     Ended      Ended       Ended
                                                                   11/30/14   11/30/13  11/30/12   11/30/11    11/30/10
-------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                               $ 23.11    $ 22.30   $  22.23   $  28.43    $  25.26
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $ (0.09)   $  0.10   $   0.10   $   0.10    $  (0.01)
   Net realized and unrealized gain (loss) on investments            (1.55)      0.76       0.07      (5.15)       3.21
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $ (1.64)   $  0.86   $   0.17   $  (5.05)   $   3.20
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           $ (0.04)   $ (0.05)  $     --   $     --    $  (0.03)
   Net realized gain                                                 (1.41)        --      (0.10)     (1.15)         --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (1.45)   $ (0.05)  $  (0.10)  $  (1.15)   $  (0.03)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (3.09)   $  0.81   $   0.07   $  (6.20)   $   3.17
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 20.02    $ 23.11   $  22.30   $  22.23    $  28.43
=========================================================================================================================
Total return*                                                        (7.10)%     3.86%      0.79%    (17.62)%     12.68%
Ratio of net expenses plus interest expense to average net assets     2.18%      2.13%      2.13%      2.20%       2.10%
Ratio of net investment income (loss) to average net assets (a)      (0.40)%     0.37%      0.39%      0.33%      (0.02)%
Portfolio turnover rate                                                141%        77%       160%       191%         91%
Net assets, end of period (in thousands)                           $33,742    $39,183   $ 49,013   $ 73,347    $119,358
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense to average net assets (a)     2.18%      2.13%      2.13%      2.28%       2.10%
   Net investment income (loss) to average net assets                (0.40)%     0.37%      0.39%      0.25%      (0.02)%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.01%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

-----------------------------------------------------------------------------------------------------------------------
                                                                   Year       Year      Year       Year        Year
                                                                   Ended      Ended     Ended      Ended       Ended
                                                                   11/30/14   11/30/13  11/30/12   11/30/11    11/30/10
-----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $ 26.38    $ 25.46   $  25.16   $  31.73    $ 28.12
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  0.09    $  0.28   $   0.28   $   0.38    $  0.17
   Net realized and unrealized gain (loss) on investments            (1.77)      0.90       0.12      (5.80)      3.57
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $ (1.68)   $  1.18   $   0.40   $  (5.42)   $  3.74
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           $ (0.23)   $ (0.26)  $     --   $     --    $ (0.13)
   Net realized gain                                                 (1.41)        --      (0.10)     (1.15)        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (1.64)   $ (0.26)  $  (0.10)  $  (1.15)   $ (0.13)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (3.32)   $  0.92   $   0.30   $  (6.57)   $  3.61
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 23.06    $ 26.38   $  25.46   $  25.16    $ 31.73
=======================================================================================================================
Total return*                                                        (6.41)%     4.63%      1.61%    (16.96)%    13.39%
Ratio of net expenses plus interest expense to average net assets     1.40%      1.38%      1.39%      1.40%      1.44%
Ratio of net investment income (loss) to average net assets (a)       0.34%      1.12%      1.10%      1.13%      0.60%
Portfolio turnover rate                                                141%        77%       160%       191%        91%
Net assets, end of period (in thousands)                           $35,835    $65,655   $ 62,897   $ 65,597    $99,627
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense to average net assets (a)     1.40%      1.38%      1.39%      1.40%      1.44%
   Net investment income (loss) to average net assets                 0.34%      1.12%      1.10%      1.13%      0.06%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.01%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 31

Notes to Financial Statements | 11/30/14

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class C, Class R, and Class Y shares. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

32 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 33

    At November 30, 2014, there were three securities valued using fair value methods (in addition to securities that were valued using prices supplied by independent pricing services or broker-dealers) representing 0.2% of net assets.

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

34 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

E.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open for the year ended November 30, 2014 was $1,100,265. There were no open futures contracts at the year ended November 30, 2014.

F.  Purchased Options

    The Fund may purchase call and put option in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 35 risk associated with purchasing options is limited to the premium originally paid. The value of purchased options for one month in the year ended November 30, 2014 was $24,118. There were no purchased options open at the year end November 30, 2014.

G.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2014, the Fund paid no such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2014, the Fund had no reserve related to capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2014, the Fund reclassified $2,423,047 to increase undistributed net investment income and $2,423,047 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

36 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

    During the year ended November 30, 2014, a capital loss carryforward of $1,598,451 was utilized to offset net realized gains by the Fund.

    The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                       2014                 2013
    ----------------------------------------------------------------------------
    Distribution paid from:
    Ordinary income                             $ 1,736,449           $1,427,094
    Long-term capital gain                       11,867,277                   --
    ----------------------------------------------------------------------------
         Total                                  $13,603,726           $1,427,094
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2014:

    ----------------------------------------------------------------------------
                                                                          2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                $   3,483,271
    Undistributed long-term gain                                     2,295,041
    Net unrealized depreciation                                    (17,365,650)
    ----------------------------------------------------------------------------
         Total                                                   $ (11,587,338)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts.

H.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $13,681 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2014.

I.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 37

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

J.  Risks

    The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

K.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Prior to December 1, 2013, management fees were calculated daily at an annual rate equal to 1.15% of the Fund's average daily net assets up to $1 billion and 1.10% on assets over $1 billion. Effective December 1, 2013, management fees are calculated daily at an annual rate equal to 1.10% of the Fund's average daily net assets up to $1 billion and 1.05% on assets over $1 billion. For the year ended November 30, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was 1.12% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.95%, 2.85% and 2.20% of the average daily net assets attributable to Class A, Class C and Class R shares,

38 Pioneer Emerging Markets Fund | Annual Report | 11/30/14 respectively. Fees waived and expenses reimbursed during the year ended November 30, 2014 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $29,585 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2014.

3. Transfer Agent

PIMSS, a wholly-owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $218,074
Class B                                                                   20,885
Class C                                                                   47,342
Class R                                                                   95,115
Class Y                                                                   11,795
--------------------------------------------------------------------------------
  Total                                                                 $393,211
--------------------------------------------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $118,773 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 39 personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,432 in distribution fees payable to PFD at November 30, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2014, CDSCs in the amount of $4,841 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At November 30, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of

40 Pioneer Emerging Markets Fund | Annual Report | 11/30/14
forward foreign currency contracts open during the year ended November 30, 2014 was $6,558,509. Open forward foreign currency contracts at November 30, 2014 were as follows:

---------------------------------------------------------------------------------------------------------
                                  Quantity/
                                  Shares                                                     Net
Currency                          Purchased/      Book          Settlement   US $ Value at   Unrealized
Description      Counterparty     (Sold)          Value         Date         11/30/14        Appreciation
---------------------------------------------------------------------------------------------------------
BRL (Brazilian
  Real)          Barclays          (25,758,735)   $ 9,922,471   1/16/15      $ (9,880,509)   $    41,962
BRL (Brazilian   Brown Brothers
  Real)          Harriman & Co.      1,413,885       (550,793)  12/2/14           551,040            247
KRW (South       Brown Brothers
  Korean Won)    Harriman & Co.   (494,684,623)       448,192   12/1/14          (444,441)         3,751
MXN (Mexican     Brown Brothers
  Peso)          Harriman & Co.        (19,141)         1,395   12/1/14            (1,376)            19
MXN (Mexican     Brown Brothers
  Peso)          Harriman & Co.        (92,537)         6,739   12/1/14            (6,655)            84
MXN (Mexican     Brown Brothers
  Peso)          Harriman & Co.       (334,315)        24,226   12/2/14           (24,041)           185
MXN (Mexican     Brown Brothers
  Peso)          Harriman & Co.       (694,991)        50,606   12/1/14           (49,978)           628
RUB (Russian
  Ruble)         Deutsche Bank    (520,374,099)    12,526,668   1/16/15       (10,258,447)     2,268,221
BRL (Brazilian
  Real)          Deutsche Bank     (33,235,010)    13,301,985   1/16/15       (12,748,251)       553,734
EURO (European
  Euro)          Deutsche Bank      (6,591,942)     8,249,657   1/16/15        (8,199,810)        49,847
NGN (Nigerian
  Naira)         Goldman Sachs    (333,887,425)     1,894,397   1/23/15        (1,838,791)        55,606
---------------------------------------------------------------------------------------------------------
  Total                                                                                      $ 2,974,284
=========================================================================================================

---------------------------------------------------------------------------------------------------------
                                  Quantity/
                                  Shares                                                     Net
Currency                          Purchased/      Book          Settlement   US $ Value at   Unrealized
Description      Counterparty     (Sold)          Value         Date         11/30/14        Depreciation
---------------------------------------------------------------------------------------------------------
SGD (Singapore   Brown Brothers
  Dollar)        Harriman & Co.       (298,315)   $   228,682   12/2/14      $   (228,840)   $      (158)
AED (UAE         Brown Brothers
  Dirham)        Harriman & Co.        867,694       (236,300)  12/1/14           236,232            (68)
HKD (Hong        Brown Brothers
  Kong Dollar)   Harriman & Co.     (1,405,734)       181,268   12/2/14          (181,273)            (5)
BRL (Brazilian
  Real)          Barclays           58,195,250    (22,647,967)  1/23/15        22,273,537       (374,430)
RUB (Russian
  Ruble)         Barclays          216,177,666     (5,002,955)  1/16/15         4,261,640       (741,315)
---------------------------------------------------------------------------------------------------------
  Total                                                                                      $(1,115,976)
=========================================================================================================

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 41

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2014, the Fund had no outstanding borrowings.

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of November 30, 2014.

------------------------------------------------------------------------------------------
Assets:
                                                   Gross Amounts Not Offset
                                                      in the Statement of
                                                    Assets and Liabilities
                                     Gross         -------------------------
                                     Amounts of                  Cash
                                     Recognized    Financial     Collateral    Net
Description                          Assets        Instruments   Received      Amount
------------------------------------------------------------------------------------------
Forward foreign currency contracts   $ 2,974,284   $        --   $        --   $ 2,974,284
------------------------------------------------------------------------------------------
                                     $ 2,974,284   $        --   $        --   $ 2,974,284
==========================================================================================

42 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

------------------------------------------------------------------------------------------
Liabilities:
                                                   Gross Amounts Not Offset
                                                      in the Statement of
                                                    Assets and Liabilities
                                     Gross         -------------------------
                                     Amounts of                  Cash
                                     Recognized    Financial     Collateral    Net
Description                          Liabilities   Instruments   Received      Amount
------------------------------------------------------------------------------------------
Forward foreign currency contracts   $ 1,115,976   $        --   $        --   $ 1,115,976
------------------------------------------------------------------------------------------
                                     $ 1,115,976   $        --   $        --   $ 1,115,976
==========================================================================================

9. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of November 30, 2014 were as follows:

--------------------------------------------------------------------------------------
Derivatives not
accounted for as         Asset Derivatives 2014          Liabilities Derivatives 2014
Hedging instruments      -------------------------------------------------------------
Under Accounting         Statement of Assets             Statement of Assets
Standards Codification   and Liabilities                 and Liabilities
(ASC) 815                Location           Value        Location           Value
--------------------------------------------------------------------------------------
Forward foreign          Net unrealized                  Net unrealized
 currency contracts      appreciation on                 depreciation on
                         forward foreign                 forward foreign
                         currency contracts $2,974,284   currency contracts $1,115,976
--------------------------------------------------------------------------------------
Total                                       $2,974,284                      $1,115,976
======================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2014 was as follows:

------------------------------------------------------------------------------------------
                                                                           Change in
Derivatives Not                                                            Unrealized
Accounted for as                                           Realized        appreciation or
Hedging Instruments      Location of Gain                  Gain (Loss)     (depreciation)
Under Accounting         or (Loss) on                      on Derivatives  on Derivatives
Standards Codification   Derivatives Recognized            Recognized      Recognized
(ASC) 815                in Income                         in Income       in Income
------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on
 Currency Contracts      forward foreign currency
                         contracts                         $2,510,866
Forward Foreign          Change in net unrealized
 Currency Contracts      appreciation (depreciation)
                         on forward foreign currency
                         contracts                                         $1,547,744
Futures Contracts        Net realized gain (loss) on
                         futures contracts                 $ (897,646)
Futures Contracts        Change in net unrealized
                         appreciation (depreciation) on
                         futures contracts                                 $ (136,305)

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 43

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended November 30, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending November 30, 2013 and November 30, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Conversion of Class B shares

As of the close of business on November 10, 2014, (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds were converted to Class A shares.

44 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Emerging Markets Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets Fund (the "Fund"), as of November 30, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended November 30, 2013, and the financial highlights for the years ended November 30, 2013, 2012, 2011, and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated January 24, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
January 26, 2015

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 45

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

46 Pioneer Emerging Markets Fund | Annual Report | 11/30/14 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 47 results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated that they were satisfied with PIM's investment discipline and approach in the prevailing market conditions, notwithstanding relatively poor peer comparisons of total return over the 3- and 5-year periods.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees noted that the Fund's management fee had been reduced by five basis points. The Trustees considered that, after taking into account such management fee reduction, the Fund's management fee would have been in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the twelve months ended June 30, 2014. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements. The Trustees also noted the effect of the reduction of the Fund's management fee on the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and

48 Pioneer Emerging Markets Fund | Annual Report | 11/30/14 considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 49 availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

50 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 51

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)         Trustee since 2006.     Private investor (2004-2008 and              Director, Broadridge Financial
Chairman of the Board        Serves until a          2013-present); Chairman (2008 - 2013) and    Solutions, Inc. (investor
and Trustee                  successor trustee is    Chief Executive Officer (2008 - 2012),       communications and securities
                             elected or earlier      Quadriserv, Inc. (technology products for    processing provider for financial
                             retirement or removal.  securities lending industry); and Senior     services industry) (2009 -
                                                     Executive Vice President, The Bank of New    present); Director, Quadriserv,
                                                     York (financial and securities services)     Inc. (2005 - 2013); and
                                                     (1986 - 2004)                                Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.     Managing Partner, Federal City Capital       Director of Enterprise Community
Trustee                      Serves until a          Advisors (corporate advisory services        Investment, Inc. (privately-held
                             successor trustee is    company) (1997 - 2004 and 2008 - present);   affordable housing finance
                             elected or earlier      Interim Chief Executive Officer, Oxford      company) (1985 - 2010); Director
                             retirement or removal.  Analytica, Inc. (privately-held research and of Oxford Analytica, Inc. (2008 -
                                                     consulting company) (2010); Executive Vice   present); Director of The Swiss
                                                     President and Chief Financial Officer,       Helvetia Fund, Inc. (closed-end
                                                     I-trax, Inc. (publicly traded health care    fund) (2010 - present); and
                                                     services company) (2004 - 2007); and         Director of New York Mortgage
                                                     Executive Vice President and Chief Financial Trust (publicly traded mortgage
                                                     Officer, Pedestal Inc. (internet-based       REIT) (2004 - 2009, 2012 -
                                                     mortgage trading company) (2000 - 2002)      present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2008.     William Joseph Maier Professor of Political  Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present) Funds Investment Trust and Mellon
                             successor trustee is                                                 Institutional Funds Master
                             elected or earlier                                                   Portfolio (oversaw 17 portfolios
                             retirement or removal.                                               in fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                    Other Directorships
Position Held With the Fund  Length of Service        Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 1994.      Founding Director, Vice President and        None
Trustee                      Serves until a successor Corporate Secretary, The Winthrop Group,
                             trustee is elected or    Inc. (consulting firm) (1982 - present);
                             earlier retirement or    Desautels Faculty of Management, McGill
                             removal.                 University (1999 - present); and Manager of
                                                      Research Operations and Organizational
                                                      Learning, Xerox PARC, Xerox's advance
                                                      research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 1994.      President and Chief Executive Officer,       Director of New America High
Trustee                      Serves until a successor Newbury, Piret & Company, Inc. (investment   Income Fund, Inc. (closed-end
                             trustee is elected or    banking firm) (1981 - present)               investment company) (2004 -
                             earlier retirement or                                                 present); and member, Board of
                             removal.                                                              Governors, Investment Company
                                                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
                             Trustee since 2014.      Consultant (investment company services)     None
Fred J. Ricciardi (67)**     Serves until a successor (2012 - present); Executive Vice President,
Trustee                      trustee is elected or    BNY Mellon (financial and investment company
                             earlier retirement or    services) (1969 - 2012); Director, BNY
                             removal.                 International Financing Corp. (financial
                                                      services) (2002 - 2012); and Director,
                                                      Mellon Overseas Investment Corp. (financial
                                                      services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 53

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.     Director and Executive Vice President        None
Trustee                      Serves until a          (since 2008) and Chief Investment Officer,
                             successor trustee is    U.S. (since 2010), of PIM-USA; Executive
                             elected or earlier      Vice President of Pioneer (since 2008);
                             retirement or removal.  Executive Vice President of Pioneer
                                                     Institutional Asset Management, Inc. (since
                                                     2009); Portfolio Manager of Pioneer (since
                                                     1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

54 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**   Advisory Trustee since  Chief Investment Officer, 1199 SEIU Funds
                                                     (health care workers union pension Funds)
                                                     (2001 - present); Vice President -
                                                     International Investments Group, American
                                                     International Group, Inc. (insurance company)
                                                     (1993 - 2001); Vice President, Corporate
                                                     Finance and Treasury Group, Citibank, N.A.
                                                     (1980 - 1986 and 1990 - 1993); Vice
                                                     President - Asset/Liability Management Group,
                                                     Federal Farm Funding Corp. (government-
                                                     sponsored Issuer of debt securities) (1988 -
                                                     1990); Mortgage Strategies Group, Shearson
                                                     Lehman Hutton, Inc. (investment bank)
                                                     (1987 - 1988); and Mortgage Securities
                                                     Group, Drexel Burnham Lambert, Ltd.
                                                     (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Ricciardi became a Trustee and Ms. Monchak became a non-voting Advisory Trustee on November 11, 2014.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 55

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service        Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)               Since 2014. Serves at    Chair, Director, CEO and President of          None
President and                    the discretion of the    Pioneer Investment Management USA (since
Chief Executive Officer          Board.                   September 2014); Chair, Director, CEO and
                                                          President of Pioneer Investment Management,
                                                          Inc. (since September 2014); Chair,
                                                          Director, CEO and President of Pioneer Funds
                                                          Distributor, Inc. (since September 2014);
                                                          Chair, Director, CEO and President of
                                                          Pioneer Institutional Asset Management, Inc.
                                                          (since September 2014); and Chair, Director,
                                                          and CEO of Pioneer Investment Management
                                                          Shareholder Services, Inc. (since September
                                                          2014); Managing Director, Morgan Stanley
                                                          Investment Management (2010 - 2013); and
                                                          Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management (2005
                                                          - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)       Since 2003. Serves at    Vice President and Associate General Counsel   None
Secretary and Chief              the discretion of the    of Pioneer since January 2008; Secretary and
Legal Officer                    Board.                   Chief Legal Officer of all of the Pioneer
                                                          Funds since June 2010; Assistant Secretary
                                                          of all of the Pioneer Funds from September
                                                          2003 to May 2010; and Vice President and
                                                          Senior Counsel of Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)           Since 2010. Serves at    Fund Governance Director of Pioneer since      None
Assistant Secretary              the discretion of the    December 2006 and Assistant Secretary of all
                                 Board.                   the Pioneer Funds since June 2010; Manager -
                                                          Fund Governance of Pioneer from December
                                                          2003 to November 2006; and Senior Paralegal
                                                          of Pioneer from January 2000 to November
                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)                Since 2010. Serves at    Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary              the discretion of the    Assistant Secretary of all the Pioneer Funds
                                 Board.                   since June 2010; Counsel of Pioneer from
                                                          June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)             Since 2008. Serves at    Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief Financial    the discretion of the    Treasurer of all of the Pioneer Funds since
and Accounting Officer           Board.                   March 2008; Deputy Treasurer of Pioneer from
of the Fund                                               March 2004 to February 2008; and Assistant
                                                          Treasurer of all of the Pioneer Funds from
                                                          March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)            Since 2000. Serves at    Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer              the discretion of the    Assistant Treasurer of all of the Pioneer
                                 Board.                   Funds
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service        Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)               Since 2002. Serves at    Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer              the discretion of the    Pioneer; and Assistant Treasurer of all of
                                 Board.                   the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)            Since 2009. Serves at    Fund Administration Manager - Fund Treasury    None
Assistant Treasurer              the discretion of the    of Pioneer since November 2008; Assistant
                                 Board.                   Treasurer of all of the Pioneer Funds since
                                                          January 2009; and Client Service Manager -
                                                          Institutional Investor Services at State
                                                          Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)             Since 2010. Serves at    Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer         the discretion of the    all the Pioneer Funds since March 2010;
                                 Board.                   Director of Adviser and Portfolio Compliance
                                                          at Pioneer since October 2005; and Senior
                                                          Compliance Officer for Columbia Management
                                                          Advisers, Inc. from October 2003 to October
                                                          2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)             Since 2006. Serves at    Director - Transfer Agency Compliance of       None
Anti-Money Laundering Officer    the discretion of the    Pioneer and Anti-Money Laundering Officer of
                                 Board.                   all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 57

                           This page for your notes.

58 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

                           This page for your notes.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/14 59

                           This page for your notes.

60 Pioneer Emerging Markets Fund | Annual Report | 11/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston,Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19445-08-0115

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Emerging Markets Fund:
The audit services provided to the Fund were totaled approximately $31,030 payable to Deloitte & Touche
LLP for the year ended November 30, 2014 and $35,606 were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Emerging Markets Fund:
Audit-Related Fees
There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended November 30, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Emerging Markets Fund:
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,750 payable to Deloitte & Touche LLP for the year ended November 30,
2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Emerging Markets Fund:
Other Fees
There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended November 30, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2014 and 2013, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,750 payable to Deloitte & Touche LLP for the year ended
November 30, 2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended November 30,
2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 29, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 29, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2015

* Print the name and title of each signing officer under his or her signature.